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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William
J. Shea, Bradford H. Warner, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $2.25 per share, and related interests, to be issued pursuant to the Thrift-Incentive Plan of The First National Bank of Boston and Certain Affiliated Companies, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.



         SIGNATURE                         TITLE                      DATE
         ---------                         -----                      ----

                             Chairman of the Board of
  /s/ CHARLES K. GIFFORD     Directors, President and Chief
---------------------------  Executive Officer and Director     January 19, 1996
  (Charles K. Gifford)       (Chief Executive Officer)


   /s/ WILLIAM J. SHEA       Vice Chairman, Chief Financial
---------------------------  Officer and Treasurer (Chief
    (William J. Shea)        Financial Officer)                 January 19, 1996


  /s/ ROBERT T. JEFFERSON    Comptroller (Chief Accounting      January 19, 1996
---------------------------  Officer)
   (Robert T. Jefferson)
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         SIGNATURE                         TITLE                      DATE
         ---------                         -----                      ----

    /s/ WAYNE A. BUDD        Director                           January 19, 1996
---------------------------
     (Wayne A. Budd)


  /s/ WILLIAM F. CONNELL     Director                           January 19, 1996
---------------------------
   (William F. Connell)


  /s/ GARY L. COUNTRYMAN     Director                           January 19, 1996
---------------------------
   (Gary L. Countryman)


---------------------------  Director                           January   , 1996
    (Alice F. Emerson)


     /s/ THOMAS J. MAY       Director                           January 19, 1996
---------------------------
      (Thomas J. May)


---------------------------  Director                           January   , 1996
   (Donald F. McHenry)


---------------------------  Director                           January   , 1996
     (J. Donald Monan)


    /s/ PAUL C. OBRIEN       Director                           January 19, 1996
---------------------------
     (Paul C. OBrien)


---------------------------  Director                           January   , 1996
      (John W. Rowe)


   /s/ RICHARD A. SMITH      Director                           January 19, 1996
---------------------------
    (Richard A. Smith)


 /s/ WILLIAM C. VAN FAASEN   Director                           January 19, 1996
---------------------------
  (William C. Van Faasen)


---------------------------  Director                           January   , 1996
    (Thomas B. Wheeler)


---------------------------  Director                           January   , 1996
    (Alfred M. Zeien)